UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 21, 2005

                             KNOCKOUT HOLDINGS, INC.
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               (Exact name of registrant as specified in charter)

            Delaware                     000-32007             13-4024018
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(State or other jurisdiction of         (Commission          (IRS Employer
         incorporation)                 File Number)        Identification No.)

        100 W. Whitehall Avenue, Northlake, IL                 60164
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       (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (708) 273-6900

                                   Copies to:
                             Gregory Sichenzia, Esq.
                              David Schubauer, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

         On June 21, 2005, Ahmed Shaikh resigned as President and as Chief Operating Officer of Knockout Holdings, Inc. (the "Company").

         On June 21, 2005, the Board of Directors of the Company appointed David
E. Malone, as the Company's new Chief Operating Officer, effective immediately. Prior to joining the Company, Mr. Malone served as senior vice president of Mesirow Financial from 2004 to 2005 and project executive for Illinois Property Asset Management, LLC during the same period, where he provided real estate strategy and consulting to the State of Illinois. Prior to joining Mesirow, Mr. Malone served as chief procurement officer for the city of Chicago from 2000 to 2004, where he was responsible for overseeing contract awards and purchases for the city of Chicago. Mr. Malone has also served as director of worldwide procurement for R.R. Donnelley & Sons Co. from 1999 to 2000, the nation's largest printing company; director of purchasing and supplier development for Avery Dennison Corporation from 1994 to 1998; and commodity manager at Xerox Corporation from 1992 to 1994. Mr. Malone is a member of the editorial review board for the Institute of Supply Management and serves on the advisory board for the Foundation for the Midsouth.

         There are no family relationships between Mr. Malone and the Company's directors, executive officers or persons nominated or charged by the Company to become directors or executive officers. There was no transaction during the last two years, or any proposed transactions, to which the Company was or is to be a party, in which Mr. Malone had or is to have a direct or indirect material interest. The Company does not currently have an employment agreement in effect for the employment of Mr. Malone as Chief Operating Officer.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit
Number          Description
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99.1            Press Release issued June 21, 2005



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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  KNOCKOUT HOLDINGS, INC.

Dated: June 27, 2005              By: /s/ John Bellamy
                                      ----------------------------------------
                                  Name: John Bellamy
                                  Title: Chief Executive Officer